Exhibit 10.36

Execution Version

CONTROLLING STOCKHOLDERS’ AGREEMENT

THIS CONTROLLING STOCKHOLDERS’ AGREEMENT (the “Agreement”), dated as of December 10, 2018, by and among Organogenesis Holdings Inc., a Delaware corporation (the “Company”), and the holders of common stock, par value $0.001 per share (“Common Stock”), of the Company listed on the signature page hereof and on Schedule A, annexed hereto (each a “Stockholder” and, collectively, the “Stockholders”).

RECITALS

WHEREAS, Avista Healthcare Public Acquisition Corp., a Cayman Islands exempted company (“Parent”, which company subsequently transferred by way of continuation and domesticated as a Delaware corporation, and is now known as the Company), Organogenesis Inc., a Delaware corporation (“Organogenesis”), and Avista Healthcare Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”) entered into an Agreement and Plan of Merger, dated as of August 17, 2018, pursuant to and subject to the terms and conditions of which, among other things, on the date hereof the Company will acquire, by a merger of Merger Sub with and into Organogenesis, all of the outstanding common stock of Organogenesis (the “Acquisition”); and

WHEREAS, immediately following the closing of the Acquisition (the “Closing”) and as of the date hereof, the Stockholders own the respective amounts of the issued and outstanding shares of Class A common stock, par value $0.001 per share (the “Common Stock”), set forth in Schedule A to this Agreement;

WHEREAS, the shares of Common Stock owned or controlled by the Stockholders collectively represent a significant majority of the voting power of all of the outstanding Common Stock; and

WHEREAS, each of the Stockholders believes that it is in their respective best interests to qualify the Company as a “controlled company” under the listing standards of the Nasdaq Stock Market.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties mutually agree as follows:

1.                                      DESIGNATION AND VOTING ARRANGEMENTS

1.1          Definition of Key Stockholder.  For purposes of this Agreement, the term “Key Stockholder” shall mean each of Alan A. Ades, Albert Erani and Glenn H. Nussdorf, provided, however, that a person shall cease to be a Key Stockholder for all purposes hereunder if he no longer beneficially owns at least 7.5% of the outstanding shares of Common Stock except with respect to Albert Erani, who shall cease to be a Key Stockholder for all purposes hereunder if he and Dennis Erani (or, in the event of Dennis Erani’s death, his estate) collectively no longer beneficially own at least 7.5% of the outstanding shares of Common Stock.  In the event of the death of a Key Stockholder, such Key Stockholder’s estate shall succeed to such Key Stockholder’s rights and obligations hereunder for so long as the estate (and with respect to Albert Erani, his estate and Dennis Erani (or, in the event of Dennis Erani’s death, his estate)

collectively) beneficially owns at least 7.5% of the outstanding shares of Common Stock.  Beneficial ownership hereunder shall be determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended.

1.2          Designation Right.  The Company hereby acknowledges and agrees that the Company’s Board of Directors (the “Board”) or a committee thereof shall nominate four individuals designated by the Stockholders (the “Designees”) for election at each annual or special meeting of the Company’s stockholders at which an election of directors is held (the “Designation Right”).  The Designation Right of the Stockholders shall be exercised by each Key Stockholder as follows: (i) two Designees shall be designated by Alan A. Ades (or his estate), which Designees shall initially be Alan A. Ades and Maurice Ades; (ii) one Designee shall be designated by Albert Erani (or his estate), which Designee shall initially be Albert Erani; and (iii) one Designee shall be designated by Glenn H. Nussdorf (or his estate), which Designee shall initially be Glenn H. Nussdorf.  The Designation Right shall be subject to applicable rules of the Nasdaq Stock Market and shall be reduced or eliminated if required thereby.  In the absence of any designation from a Key Stockholder who is then entitled to make a designation (on behalf of the Stockholders) as specified above, the Designee or Designees previously designated by such Key Stockholder and then serving shall be re-nominated by the Board or a committee thereof for re-election as a member of the Board.  The Company further acknowledges and agrees that, in the event any Designee or Designees designated by a Key Stockholder (on behalf of the Stockholders) for any reason ceases to serve as a member of the Board during his or her term of office, the Board or a committee thereof shall nominate a new Designee designated by such Key Stockholder (on behalf of the Stockholders) for election to fill the vacant directorship by the Stockholders.  Notwithstanding anything contained herein to the contrary, (a) in the event that a person or his estate ceases to be a Key Stockholder, such person’s right to exercise the Designation Right on behalf of the Stockholders shall automatically terminate upon such event and the Designation Right of the Stockholders shall be reduced by one or more Designees (as applicable) and (b) in the event that either Albert Erani (or his estate) or Glenn H. Nussdorf (or his estate) ceases to have a Designation Right, then Alan A. Ades (or his estate) shall thereafter be entitled to designate one Designee and not two.

1.3          Voting.  Each Stockholder shall vote all of the respective shares of Common Stock over which such Stockholder has voting control (including, without limitation, any shares of Common Stock acquired after the date hereof) and shall take all other necessary or desirable actions within such respective Stockholder’s control (including in his or her capacity as a stockholder, trustee or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and/or execution of written consents in lieu of meetings) to vote all such shares of Common Stock so that any persons nominated for election to the Board by the Board (or a committee thereof) and listed in the proxy statement for the annual or special meeting scheduled to elect members of the Board shall be elected to the Board, and, in the event that any such director elected by the Stockholders for any reason ceases to serve as a member of the Board during his or her term of office, another nominee of the Board (or a committee thereof) shall be nominated and elected to fill the vacant directorship by the Stockholders.

1.4          Proxy.  In order to secure each Stockholder’s obligation to vote his, her or its shares of Common Stock in accordance with the provisions of Section 1.3, each Stockholder hereby appoints each of Alan A. Ades, Albert Erani and Glenn H. Nussdorf  (each such person, an “Applicable Proxy”), as his, her or its true and lawful proxy and attorney-in-fact, with full power of substitution, to vote all of such Stockholder’s shares of Common Stock for the election of directors in the manner expressly provided for in Section 1.3.  Each Applicable Proxy may exercise the irrevocable proxy granted to it hereunder at any time any Stockholder fails to comply with the provisions of Section 1.3.  The proxies and powers granted by each Stockholder pursuant to this Section 1.4 are coupled with an interest and are given to secure the performance of the obligations under this Agreement.  Such proxies and powers will be irrevocable until the termination of this Agreement and will survive the death, incompetency and disability of each Stockholder.  It is understood and agreed that each Applicable Proxy will not use such irrevocable proxy unless a Stockholder fails to comply with Section 1.3 and that, to the extent an Applicable Proxy uses such irrevocable proxy, it will only vote such shares of Common Stock with respect to the matters specified in, and in accordance with the provisions of, Section 1.3.

2.             POWER OF SALE.

Subject to the provisions of any applicable federal or state securities laws and Section 5.5(d) of this Agreement, each of the Stockholders shall have the power, with respect to all or a portion of the shares of Common Stock owned or controlled by such Stockholder, either individually or grouped with other Stockholders, (i) to sell, transfer, assign, pledge, encumber or otherwise dispose of any such shares of Common Stock, and (ii) to exercise or refrain from exercising, or to sell any conversion privilege, warrant, option or subscription right, with respect to such shares of Common Stock.

3.             COMPENSATION; EXPENSES.

No Stockholder shall be entitled to compensation for acting hereunder.  Each Stockholder will pay his, her or its own individual expenses in complying with this Agreement.

4.             TERM; TERMINATION.

This Agreement shall have a term beginning on the date hereof and continuing until the earlier to occur of: (i) such time as none of the Key Stockholders beneficially own at least 7.5% of the outstanding shares of Common Stock as provided in Section 1.1 of this Agreement or (ii) the date that is six years and three months after the date of this Agreement.  Notwithstanding the foregoing, this Agreement may be terminated at any time pursuant to a written instrument signed by: (i) the Stockholders who then have voting control over two-thirds of the total outstanding shares of Common Stock held by the Stockholders and (ii) all of the Key Stockholders.

5.                                      MISCELLANEOUS.

5.1          Amendment. The provisions of this Agreement may be amended by a written instrument signed by the Stockholders who then have voting control over two-thirds of the total outstanding shares of Common Stock covered by this Agreement and each of the Key Stockholders.

5.2          Enforceability; Remedies. The parties hereto and the beneficiaries of the respective Stockholders will be irreparably damaged in the event that this Agreement is not specifically enforced. Should any dispute arise as to any vote of any Common Stock or any other action under this Agreement, an injunction may be issued restraining any such vote or other action pending the determination of such controversy, and in the event a Stockholder fails to follow directions as provided for herein, such Stockholder’s obligation to follow such direction shall be enforceable in a court of equity by a decree of specific performance. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedy any of the parties hereto may have.

5.3          Jurisdiction and Venue. Each party to this Agreement hereby agrees that any action, suit or proceeding arising out of or relating to this Agreement (an “Action”) will be commenced in the Court of Chancery of the State of Delaware. Each party to this Agreement hereby irrevocably consents to the jurisdiction and venue of the Court of Chancery of the State of Delaware in connection with any Action.

5.4          Notices. Any notice required or desired to be delivered hereunder shall be (a) in writing; (b) delivered personally, by courier service, by certified or registered mail, return receipt requested, by facsimile or by electronic mail; (c) effective on the date of personal delivery or delivery by courier service, three business days after being placed in the mail, or the next business day after being sent by facsimile or electronic mail (receipt acknowledged electronically); and (d) addressed as designated on Schedule A hereto (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof), with a copy to:

Foley Hoag LLP

155 Seaport Boulevard

Boston, Massachusetts

Attention: William R. Kolb, Esq.

Facsimile: 617-832-1209

E-mail: wkolb@foleyhoag.com

5.5          Construction. Except as otherwise provided herein, the provisions of this Agreement shall apply to any successor Stockholder who becomes a party to this Agreement in accordance with Section 5.5(d) of this Agreement, as if such successor were the original Stockholder named herein. All of the provisions of this Agreement shall apply to all shares of Common Stock now owned or hereinafter acquired by the Stockholders. Except as may be provided herein, nothing hereunder shall be deemed to constitute any person a third party beneficiary of this Agreement.

(a)           Whenever necessary or appropriate, the use herein of any gender shall be deemed to include the other gender and the use herein of either the singular or the plural shall be deemed to include the other.

(b)           The headings and titles herein are for convenience of reference only and are to be ignored in any construction of the provisions hereof.

(c)           This Agreement shall be governed and construed according to the laws of the State of Delaware, without regard to its rules for conflicts of laws.

(d)           This Agreement shall be binding on the parties hereto and their respective heirs, executors, administrators, successors and assigns. Without limiting the generality of the preceding sentence, this Agreement shall be binding on any person who hereinafter acquires any shares of Common Stock from a Stockholder or successor Stockholder, including any person who acquires such shares of Common Stock for no consideration, whether by gift, distribution or other transfer, and shall be deemed a Stockholder hereunder; provided that, as a condition to such transfer, any such person shall agree in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument of assumption reasonably satisfactory in substance and form to the Company.  Notwithstanding the foregoing, any person who acquires shares of Common Stock from a Stockholder in an arm’s-length transaction for consideration, including any transfer by a Stockholder of shares of Common Stock via a sale on NASDAQ or another stock exchange, shall not take such shares subject to this Agreement and shall not be deemed a Stockholder hereunder.

(e)           This Agreement was prepared by counsel to the Company. Each of the Stockholders has had an opportunity to have the Agreement reviewed by his, her or its own counsel.

(f)            This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together can constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been executed by each of the parties hereto as of the date first above written.

COMPANY:

ORGANOGENESIS HOLDINGS INC.

By:	/s/ Lori Freedman
Name: Lori Freedman
Title: Vice President and General Counsel

STOCKHOLDERS:

ORGANO PFG LLC

By:	/s/ Alan Ades
Name: Alan Ades
Title: Member

By:	/s/ Albert Erani
Name: Albert Erani
Title: Member

ORGANO INVESTORS LLC

By:	/s/ Alan Ades
Name: Alan Ades
Title: Member

By:	/s/ Albert Erani
Name: Albert Erani
Title: Member

GN 2016 FAMILY TRUST U/A/D AUGUST 12, 2016

By:	/s/ Michael Katz
Name: Michael Katz
Title: Trustee

[Signature Page to Controlling Stockholders’ Agreement]

GN 2016 ORGANO 10-YEAR GRAT U/A/D SEPTEMBER 30, 2016

By:	/s/ Glenn Nussdorf
Name: Glenn Nussdorf
Title: Trustee

DENNIS ERANI 2012 ISSUE TRUST

By:	/s/ Susan Erani
Name: Susan Erani
Title: Trustee

By:	/s/ Glenn Nussdorf
Name: Glenn Nussdorf
Title: Trustee

By:	/s/ David Peretz
Name: David Peretz
Title: Trustee

ALBERT ERANI FAMILY TRUST DATED 12/29/2012

By:	/s/ John Wisdom
Name: John Wisdom
Title: Trustee

By:	/s/ Starr Wisdom
Name: Starr Wisdom
Title: Trustee

ALAN ADES 2014 GRAT

By:	/s/ Alan Ades
Name: Alan Ades
Title: Trustee

/s/ Alan A. Ades
Alan A. Ades

/s/ Albert Erani
Albert Erani

/s/ Dennis Erani
Dennis Erani

[Signature Page to Controlling Stockholders’ Agreement]

/s/ Glenn H. Nussdorf
Glenn H. Nussdorf

/s/ Starr Wisdom
Starr Wisdom

[Signature Page to Controlling Stockholders’ Agreement]

SCHEDULE A

Company Notice Information:

Organogenesis Holdings Inc.

85 Dan Road

Canton, MA 02021

Attention: President and CEO

Stockholders Name	Addresses for Notice	Shares of Common Stock
Organo PFG LLC	c/o A&E Stores, Inc. 1000 Huyler Street Teterboro, NJ 07608	32,134,638
Organo Investors LLC	c/o A&E Stores, Inc. 1000 Huyler Street Teterboro, NJ 07608	2,851,984
Alan Ades 2014 GRAT	c/o A&E Stores, Inc. 1000 Huyler Street Teterboro, NJ 07608	1,489,779
Albert Erani Family Trust dated 12/29/2012	c/o A&E Stores, Inc. 1000 Huyler Street Teterboro, NJ 07608	2,731,199
Dennis Erani 2012 Issue Trust	c/o A&E Stores, Inc. 1000 Huyler Street Teterboro, NJ 07608	2,964,131
GN 2016 Family Trust u/a/d August 12, 2016		1,167,250
GN 2016 Organo 10-Year GRAT u/a/d September 30, 2016		11,012,750
Alan A. Ades	c/o A&E Stores, Inc. 1000 Huyler Street Teterboro, NJ 07608	7,989,993
Albert Erani	c/o A&E Stores, Inc. 1000 Huyler Street Teterboro, NJ 07608	936,516
Dennis Erani	c/o A&E Stores, Inc. 1000 Huyler Street Teterboro, NJ 07608	1,323,523
Glenn H. Nussdorf		2,658,663
Starr Wisdom		586,297
Total	N/A	67,846,723